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                                                                    Exhibit 32.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                           OF GROUP 1 AUTOMOTIVE, INC.
                       PURSUANT TO 18 U.S.C. Section 1350

In connection with the accompanying amended annual report on Form 10-K/A for the one-year period ended December 31, 2004, and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John C. Rickel, Chief Financial Officer of Group 1 Automotive, Inc. (the "Company"), hereby certify, to the best of my knowledge, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 30, 2006

                                                 /s/ John C. Rickel
                                                 ---------------------------
                                                 John C. Rickel
                                                 Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to Group 1 Automotive, Inc. and will be retained by Group 1 Automotive, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.